SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): November 7, 2002

                           ROHN Industries, Inc.
           (Exact name of registrant as specified in its charter)



Delaware                      File No. 1-8009             36-3060977
(State of incorporation)      (Commission File Number)    (IRS Employer
                                                          Identification No.)




6718 West Plank Road, Peoria, Illinois                    61604
(Address of principal executive offices)                  (zip code)

Registrant's telephone number, including area code:     (309) 697-4400

Item 5.   OTHER EVENTS

On November 7, 2002, ROHN Industries, Inc., certain of its subsidiaries, LaSalle Bank National Association, National City Bank, U.S. Bank, Comerica Bank and Associated Bank, N.A. executed the Eighth Amendment to the Credit Agreement and the Forbearance Agreement. The Eighth Amendment to the Credit Agreement and the Forbearance Agreement is attached hereto as Exhibit 99.2.

On November 7, 2002, ROHN Industries, Inc., certain of its subsidiaries, LaSalle Bank National Association, and National City Bank executed a letter agreement regarding the Credit Agreement, dated March 8, 2001, by and among ROHN Industries, Inc., certain of its subsidiaries, LaSalle Bank National Association, National City Bank, U.S. Bank, Comerica Bank and Associated Bank, N.A.. The letter agreement is attached hereto as Exhibit 99.3.

On November 11, 2002, ROHN Industries, Inc. issued a press release. The press release is attached hereto as Exhibit 99.4.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS

          (c)  Exhibits


               Exhibit 99.1 Cautionary statement regarding risks and uncertainties relating to our forward looking statements (incorporated herein by reference to Exhibit 99.1 to ROHN's Annual Report on Form 10-K for the fiscal year ended December 31, 2001).

               Exhibit 99.2 Eighth Amendment to the Credit Agreement and the Forbearance Agreement, dated November 6, 2002, by and among ROHN Industries, Inc., certain of its subsidiaries, LaSalle Bank National Association, National City Bank, U.S. Bank, Comerica Bank and Associated Bank, N.A.

               Exhibit 99.3 Letter Agreement, dated November 6, 2002, by and among ROHN Industries, Inc., certain of its subsidiaries, LaSalle Bank National Association and National City Bank.

               Exhibit 99.4 Press Release, dated November 11, 2002, issued by ROHN Industries, Inc.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    ROHN INDUSTRIES, INC.



Dated:  November 12, 2002       By:   /s/ Alan R. Dix
                                    --------------------------------------
                                    Alan R. Dix
                                    Vice President and Chief Financial Officer